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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the inclusion in this registration statement on Form S-4 (File No. 333-47497) of our report dated May 27, 1998 on our audit of the consolidated financial statements of Hiway Technologies, Inc. included in this Form S-4. We also consent to the reference to our firm under the caption "Experts."



                                             /s/ PRICEWATERHOUSECOOPERS LLP
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                                                 PRICEWATERHOUSECOOPERS LLP



August 12, 1998


San Jose, California